SECURITIES AND EXCHANGE COMMISSION WASHINGTON, D.C.  20549

                                 FORM 8-K

                               CURRENT REPORT
 Pursuant to Section 13 or 15 (d) of the Securities Exchange Act of 1934



Date of Report October 4, 1996


                               EMC CORPORATION
           (Exact name of registrant as specified in its charter)


Massachusetts                       1-9853                   No.04-2680009
(State or other jurisdiction     (Commission                (I.R.S. Employer
of incorporation)                File Number)              Identification No.)



171 South Street, Hopkinton, MA                                 01748
(Address of principal executive offices)                     (zip code)



Registrant's telephone number, including area code:  (508) 435-1000


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Item 8.  Change in Fiscal Year

On September 23, 1996, the registrant elected to change its fiscal year end from December 28, 1996 to December 31, 1996. The registrant will file a quarterly report on Form 10-Q for the quarter ended September 30, 1996 on or by November 14, 1996.


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                              SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                           EMC CORPORATION


Date: October 4, 1996                      By:  /s/ Colin G. Patteson
                                                Colin G. Patteson
                                                Vice President, Chief
                                                Financial Officer and Treasurer